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                                                                   EXHIBIT 10.22

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                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                                     BETWEEN


                          CONTANGO OIL AND GAS COMPANY


                                       AND


                               GUARANTY BANK, FSB
                                    AS LENDER


                        Effective as of September 9, 2002


                           --------------------------

             REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000

                           --------------------------



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                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE I   DEFINITIONS ..............................................  1
 1.01       Terms Defined Above ......................................  1
 1.02       Terms Defined in Agreement ...............................  1
 1.03       References ...............................................  1
 1.04       Articles and Sections ....................................  1
 1.05       Number and Gender ........................................  2
ARTICLE II  AMENDMENTS ...............................................  2
 2.01       Amendment of Section 1.2 .................................  2
ARTICLE III CONSENT TO ASSIGNMENT ....................................  2
ARTICLE IV  CONDITIONS ...............................................  2
 4.01       Receipt of Documents .....................................  2
 4.02       Accuracy of Representations and Warranties ...............  3
 4.03       Matters Satisfactory to Lender ...........................  3
ARTICLE V   REPRESENTATIONS AND WARRANTIES ...........................  3
ARTICLE VI  RATIFICATION .............................................  4
ARTICLE VII MISCELLANEOUS ............................................  4
 7.01       Scope of Amendment .......................................  4
 7.02       Agreement as Amended .....................................  4
 7.03       Parties in Interest ......................................  4
 7.04       Rights of Third Parties ..................................  4
 7.05       ENTIRE AGREEMENT .........................................  4
 7.06       GOVERNING LAW ............................................  4
 7.07       JURISDICTION AND VENUE ...................................  5

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                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into effective as of September 9, 2002, between CONTANGO OIL AND GAS COMPANY, a Delaware corporation, (the "Borrower"), and GUARANTY BANK, FSB, a federal savings bank (the "Lender").

                               W I T N E S S E T H

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated June 29, 2001, as amended by First Amendment to Credit Agreement dated January 8, 2002, Second Amendment to Credit Agreement dated February 13, 2002, and Third Amendment to Credit Agreement dated April 26, 2002 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Fourth Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrower," "Fourth Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Fourth Amendment to Article or Section numbers shall be to Articles and Sections of this Fourth Amendment, unless expressly stated herein to the contrary. References in this Fourth Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Fourth Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

     1.04 Articles and Sections. This Fourth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Fourth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

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     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                   AMENDMENTS

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

     2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

     The following definitions are added to read as follows:

     "Guarantors" shall mean Contango STEP I, Inc. and Contango STEP, LP.

     "Guaranties" shall mean the Guaranties executed by the Guarantors.

                                   ARTICLE III
                  CONSENT TO FORMATION OF CONTANGO STEP I, INC.
                           AND CONTANGO STEP II, INC.
                              CONSENT TO ASSIGNMENT

     The Lender hereby consents to the Borrower's investment in Contango STEP I, Inc. and Contango STEP II, Inc., each a Delaware corporation and wholly-owned subsidiary of the Borrower.

     The Lender hereby consents to the assignment of certain Oil and Gas Properties by the Borrower to Contango STEP, LP as described in that certain assignment dated September 9, 2002, wherein the Borrower assigns STEP LP, the Oil and Gas Properties described therein and Contango STEP, LP assumes the obligations described in the Mortgage executed by the Borrower for the benefit of the Lender covering the Oil and Gas Properties described in such assignment.

                                   ARTICLE IV
                                   CONDITIONS

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     4.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

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     (a)   multiple counterparts of this Fourth Amendment as requested by the
           Lender;

     (b)   Guaranty of Contango STEP I, Inc.;

     (c)   Guaranty of Contango STEP, LP;

     (d) Security Agreement (Stock Pledge) by the Borrower pledging the stock of Contango STEP I, Inc. and Contango STEP II, Inc., together with blank stock powers;

     (e) undated letters, in form and substance satisfactory to the Lender, from Contango STEP, LP to each purchaser of production and disburser of the proceeds of production from or attributable to the Oil and Gas Property described in the Assignment described in (f) below, together with additional letters with the addressees left blank, authorizing and directing the addressees to make future payments attributable to production from such properties directly to the Lender;

     (f) Assignment dated September 9, 2002, from the Borrower to Contango STEP, LP;

     (g) the opinion of Morgan, Lewis and Bockius, L.L.P., counsel to Contango STEP I, Inc., in substantially the same form as set forth in Exhibit IV of the Credit Agreement dated June 29, 2001, covering Contango STEP, LP, Contango STEP I, Inc. and Contango STEP II, Inc.; and

     (h) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

     4.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Fourth Amendment shall be true and correct.

     4.03 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

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                                   ARTICLE VI
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Fourth Amendment.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.01 Scope of Amendment. The scope of this Fourth Amendment is expressly limited to the matters addressed herein and this Fourth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Fourth Amendment.

     7.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Fourth Amendment.

     7.03 Parties in Interest. All provisions of this Fourth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

     7.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

     7.05 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FOURTH AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     7.06 GOVERNING LAW. THIS FOURTH AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND

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GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE
THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     7.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FOURTH AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

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     IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                            BORROWER

                                            CONTANGO OIL AND GAS COMPANY



                                            By: /s/ WILLIAM H. GIBBONS
                                                -----------------------------
                                                    William H. Gibbons
                                                    Vice President and Treasurer

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                                     LENDER

                                     GUARANTY BANK, FSB


                                     By: /s/ JONATHAN GREGORY
                                         ------------------------
                                         Jonathan Gregory
                                         Vice President

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